UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 1, 2020, the Conversion Agreement (the “Conversion Agreement”) that was entered into between Body and Mind Inc. (the “Company”) and Australis Capital Inc. (“Australis”), which was previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2019, completed and the Company issued 2,909,091 shares of common stock (each, a “Common Share”) to Australis at a deemed value of CAD$0.55 per Common Shares pursuant to the conversion of the convertible debenture (the “Convertible Debenture”) in the principal amount of CAD$1,600,000 that was issued by the Company to Australis on November 2, 2018. The Convertible Debenture has now been cancelled.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by the form of Conversion Agreement that was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 8, 2019, and is incorporated by reference herein.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Conversion Agreement as described in Item 2.01 of this Current Report on Form 8-K, on July 1, 2020, the Company issued 2,909,091 restricted Common Shares to Australis. The Company relied upon the exemption from registration under the U.S. Securities Act of 1933, as amended, (the “U.S. Securities Act”) provided by Rule 506(b) and/or Section 4(a)(2) of the U.S. Securities Act with respect to such issuance.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On July 2, 2020, the Company issued a news release announcing details of grand opening celebrations in San Diego and West Memphis and providing a corporate update.

“We are excited to have grand opening celebrations at our newest dispensaries and our strategy of measured growth while diversifying across limited license jurisdictions has enabled us to be one of the few debt free operators in our industry,” stated Michael Mills, CEO of Body and Mind. “ In addition to completing construction on several new facilities, we are focused on developing our licenses, expanding our brand and accretive acquisition opportunities. I’m incredibly proud of our team as we have opened these facilities and developed reduced contact solutions including on-line and express pickup ordering options.”

The Company continues to observe COVID-19 protocols at all our operations including physical distancing, elevated cleaning and working with customers on low contact ordering options.

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Grand Opening of ShowGrow Dispensary San Diego

ShowGrow San Diego will hold a Grand Opening Celebration at 7625 Carroll Road in the Miramar area of San Diego from July 2 to July 5. Local and national brands will be on site with social distancing observed in addition to regular COVID-19 cleaning protocols. The dispensary will offer grand opening product specials, complimentary food while it lasts, and free gifts of merchandise to every customer. Customers and patients who would prefer to order on-line can view our live menu and register for our rewards program at: https://bamcannabis.com/california/sandiegodispensary/sandiegomenu/

Visit https://www.instagram.com/p/CCGbaGFBLNR/ for more information. See Instagram @dispo7625carrollrd or twitter @dispo7625 for more information.

Grand Opening of Body and Mind Dispensary – West Memphis

Body and Mind will hold a Grand Opening Celebration at 203 N Ok Street in West Memphis from July 2 to July 5. As one or the first dispensaries to open in South West Arkansas the Company is excited to welcome medical patients in the area and provide a knowledgeable and caring experience. The dispensary will offer grand opening product specials, complimentary food while it lasts, and free gifts of merchandise to every customer. The dispensary offers a live on-line menu that allow patients to order on-line for express pickup. Patients can view and order from the live on line menu at https://bamcannabis.com/arkansas/westmemphisdispensary/westmemphismenu/

Visit the dispensary Instagram site @bamarkansas for more information.

The Arkansas facility construction has been completed for both dispensary and cultivation operations and is consistent with the strategy of bringing BaM’s experience to limited license states and expanding the Body and Mind brand. The Company is working on ramping up for cultivation at the facility and is working on state and local approvals.

BaM and Comprehensive Care Group, LLC opened the dispensary in late April 2020 in West Memphis, Arkansas near the border with Tennessee. This was the 22nd dispensary to open in the state out of a total of 33 licensed dispensaries approved in Arkansas, and the first one in Zone 3 along the I-40 corridor. Sales of legal medical cannabis commenced in Arkansas in May 2019 and the program has experienced expanding adoption from medical cannabis patients.

Body and Mind Completes Conversion Agreement and Issues Shares to Australis Capital Inc.

The Company has issued 2,909,091 shares of common stock to Australis Capital Inc. (“Australis”) effective July 1, 2020 to complete the investment agreement from October 30, 2018 as amended through a Conversion Agreement dated July 1, 2019.

The shares issued to Australis on July 1, 2020 are “restricted securities” and the resale safe harbor under Rule 144 for such shares will not be available until January 1, 2021 at the earliest. As a beneficial owner of 10% or more of BaM’s outstanding shares of common stock, if Australis intends to rely upon the resale safe harbor under Rule 144, it is required to comply with Rule 144 requirements for affiliates, which among other things, requires it to file a Form 144 with the SEC only for the amount of shares that Australis intends to sell in the three-month period from the date of filing the Form 144. A Form 144 only needs to be filed if the sale involves more than 5,000 shares or the aggregate dollar amount is greater than $50,000 in any three-month period. The sales must take place within three months of filing the Form 144, and if the securities have not been sold, then Australis must file an amended notice. In addition, any sales of shares by Australis under the Rule 144 resale safe harbor while it is an affiliate is subject to the “dribble-out” provisions of Rule 144(e), which limits the amount Australis is able to sell during any three-month period to a maximum of 1% of the outstanding shares of common stock of BaM preceding the filing of the Form 144.

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ShowGrow Long Beach Update

The company, through its subsidiary NMG Long Beach LLC continues to work towards completion of the definitive agreement for the ShowGrow Long Beach dispensary. The company has not received all approvals required to transfer the license and continues to work with state and local regulators to complete the license transfer.

Updated on Interim Financials for Q3 of Fiscal 2020

Further to BaM’s Current Report on Form 8-K filed with the SEC on EDGAR on June 15, 2020 and filed as a material change report on SEDAR on the same day in relation to the timing of the filing of its Periodic Report on Form 10-Q for its Q3 2020 financial statements, BaM expects to file such documents on or prior to July 30, 2020.

The Company, due to continuing logistics and delays caused by the COVID-19 pandemic, is relying upon the 45-day grace period provided by the SEC’s order issued on March 25, 2020 (Release No. 34-88465) and on the blanket relief exemptions provided by the Canadian Securities Administrators with respect to Section 4.4 of National Instrument 51-102 – Continuous Disclosure Obligations, delaying the filing of its Periodic Report on Form 10-Q, which includes the Company’s unaudited interim financial statements for the three and nine month periods ended April 30, 2020.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated July 2, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: July 2, 2020	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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